100 STKP2

                                              SUPPLEMENT DATED AUGUST 3, 1998
                                                   TO THE PROSPECTUS OF

                                              TEMPLETON AMERICAN TRUST, INC.
                                                     dated May 1, 1998

The prospectus is amended as follows:

I. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

     2. Determine how much you would like to invest. The fund's minimum investment is:

     /bullet/ To add to an account ...............................  $     50*

     *For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

     We reserve the right to change the amount of this minimum from time to time or to waive or lower this minimum for certain purchases. We also reserve the right to refuse any order to buy shares.

II. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

     /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

III.  The  section  "Keeping  Your  Account  Open,"  found  under   "Transaction
Procedures and Special Requirements," is replaced in its entirety with the following:

  Keeping Your Account Open

  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

                Please keep this supplement for future reference.